SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

THL Credit Senior Loan Fund

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FOR IMMEDIATE RELEASE

THL CREDIT SENIOR LOAN FUND ANNOUNCES THAT ANNUAL MEETING OF SHAREHOLDERS WILL BE A VIRTUAL MEETING

BOSTON, MA, April 14, 2020. THL Credit Senior Loan Fund (the "Fund") (NYSE: TSLF), a registered closed-end investment company, announced today that the location of the 2020 Annual Meeting of Shareholders (the "Meeting") of the Fund has been changed. As previously announced, the Meeting will be held on Friday, April 24, 2020 at 9:30 a.m. Central Time. In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of the close of business on February 10, 2020 (i.e., you held your Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting (or any postponement or adjournment thereof) by accessing https://web.lumiagm.com/260594840, entering the control number found on the proxy card or notice you previously received and entering the password "thl2020" (the password is case sensitive).

If you held Fund shares through an intermediary (such as a broker-dealer) as of the close of business on February 10, 2020, in order to participate in and vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares you held as of that date, as well as your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to American Stock Transfer & Trust Company, LLC ("AST") at proxy@astfinancial.com and put "Legal Proxy" in the subject line. Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time on April 20, 2020. You will then receive confirmation of your registration and a control number by email from AST. At the time of the Meeting, access https://web.lumiagm.com/260594840, enter the control number and enter the password "thl2020" (the password is case sensitive).

Whether or not a shareholder plans to participate in the Meeting, the Fund urges shareholders to vote and authorize their proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at http://thlcredittslf.com. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be exercised to vote a shareholder's shares of the Fund in connection with the Meeting.

Shareholders of the Fund may obtain a Fund shareholder list in the ten days prior to the Meeting by emailing AST at proxy@astfinancial.com and providing either their control number found on their proxy card or their legal proxy, as applicable.

About THL Credit Senior Loan Fund

The Fund is a diversified, closed-end management investment company that is advised by First Eagle Alternative Credit, LLC. The Fund's investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar denominated senior secured corporate loans and notes. There can be no assurance that the Fund will achieve its investment objective. THL, THL Credit, and the THL Credit logo mark are the proprietary names and marks of Thomas H. Lee Partners, L.P., an independently operated entity, and used with permission.

About First Eagle Alternative Credit, LLC

First Eagle Alternative Credit is an alternative credit investment manager for both direct lending and broadly syndicated investments through public and private vehicles, collateralized loan obligations, separately managed accounts and co-mingled funds. First Eagle Alternative Credit maintains a variety of advisory and sub-advisory relationships across its investment platforms. First Eagle Alternative Credit is a wholly owned subsidiary of First Eagle Investment Management, LLC.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements", which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. THL Credit Senior Loan Fund undertakes no duty to update any forward-looking statements made herein.

Contact the Fund at 1.844.409.6354 or visit the Fund's website at http://thlcredittslf.com for additional information.

Contact

Andrew Park

First Eagle Alternative Credit, LLC

212.829.3126

THL CREDIT SENIOR LOAN FUND

227 West Monroe Street, Suite 3200

Chicago, IL 60606

ADDITIONAL INFORMATION REGARDING THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2020

The following Notice of Change of Location relates to the proxy statement (the "Proxy Statement") of THL Credit Senior Loan Fund (the "Fund"), dated March 12, 2020, furnished to shareholders of the Fund in connection with the solicitation of proxies by the Board of Trustees for use at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held on Friday, April 24, 2020. This Supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location of the Meeting and is being made available to shareholders on or about April 14, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 2020

To the shareholders of THL Credit Senior Loan Fund (the "Fund"):

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Illinois and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the "Meeting") of the Fund, a Delaware statutory trust, has been changed. As previously announced, the Meeting will be held on Friday, April 24, 2020 at 9:30 a.m. Central Time. In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of the close of business on February 10, 2020 (i.e., you held your Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting (or any postponement or adjournment thereof) by accessing https://web.lumiagm.com/260594840, entering the control number found on the proxy card or notice you previously received and entering the password "thl2020" (the password is case sensitive).

If you held Fund shares through an intermediary (such as a broker-dealer) as of the close of business on February 10, 2020, in order to participate in and vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares you held as of that date, as well as your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to American Stock Transfer & Trust Company, LLC ("AST") at proxy@astfinancial.com and put "Legal Proxy" in the subject line. Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time on April 20, 2020. You will then receive confirmation of your registration and a control number by email from AST. At the time of the Meeting, access https://web.lumiagm.com/260594840, enter the control number and enter the password "thl2020" (the password is case sensitive).

Whether or not you plan to participate in the Meeting, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at http://thlcredittslf.com. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be exercised to vote your shares in connection with the Meeting. Please contact AST at 800-937-5449 with any questions regarding accessing the Meeting.

Shareholders of the Fund may obtain a Fund shareholder list in the ten days prior to the Meeting by emailing AST at proxy@astfinancial.com and providing either their control number found on their proxy card or their legal proxy, as applicable.

By Order of the Board of Trustees, Brian Good President and Principal Executive Officer

April 14, 2020